Royce GiftShares Fund
                       (Investment Class)
          Supplement to Prospectus dated April 30, 1997


In accordance with its investment objective of long-term capital appreciation, Royce GiftShares Fund will normally invest at least 65% of its assets in a limited number of common stocks and
convertible securities.   At least 75% of these securities will
be issued by small (under $1 billion in market capitalization) and micro-cap (under $300 million) companies. The remainder of the Fund's assets may be invested in securities of companies with higher market capitalizations and non-convertible preferred stocks and debt securities.


September 25, 1997